             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                                 MUNICIPAL FUND

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                             NEW YORK MUNICIPAL FUND

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                            CALIFORNIA MUNICIPAL FUND

                                POWER OF ATTORNEY

          Clifford Corso, whose signature appears below, hereby constitutes and appoints Mark Morris and Michael Jacobson and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                 /s/ Clifford D. Corso
                                               ---------------------------
                                               Clifford D. Corso

Date: July 21, 2003

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                                 MUNICIPAL FUND

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                             NEW YORK MUNICIPAL FUND

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                            CALIFORNIA MUNICIPAL FUND

                                POWER OF ATTORNEY

          Nicholas Dalmaso, whose signature appears below, hereby constitutes and appoints Clifford Corso, Mark Morris and Michael Jacobson, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                 /s/ Nicholas Dalmaso
                                               --------------------------
                                               Nicholas Dalmaso

Date: July 21, 2003

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                                 MUNICIPAL FUND

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                             NEW YORK MUNICIPAL FUND

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                            CALIFORNIA MUNICIPAL FUND

                                POWER OF ATTORNEY

          Mark Jurish, whose signature appears below, hereby constitutes and appoints Clifford Corso, Mark Morris and Michael Jacobson, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                 /s/ Mark Jurish
                                               --------------------------
                                               Mark Jurish

Date: July 21, 2003

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                                 MUNICIPAL FUND

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                             NEW YORK MUNICIPAL FUND

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                            CALIFORNIA MUNICIPAL FUND

                                POWER OF ATTORNEY

          Ronald Nyberg, whose signature appears below, hereby constitutes and appoints Clifford Corso, Mark Morris and Michael Jacobson, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                   /s/ Ronald Nyberg
                                               --------------------------
                                               Ronald Nyberg

Date: July 21, 2003

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                                 MUNICIPAL FUND

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                             NEW YORK MUNICIPAL FUND

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                            CALIFORNIA MUNICIPAL FUND

                                POWER OF ATTORNEY

          Jerry S. Rosenbloom, whose signature appears below, hereby constitutes and appoints Clifford Corso, Mark Morris and Michael Jacobson, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                 /s/ Jerry S. Rosenbloom
                                               -----------------------------
                                               Jerry S. Rosenbloom

Date: July 21, 2003

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                                 MUNICIPAL FUND

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                             NEW YORK MUNICIPAL FUND

             MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE
                            CALIFORNIA MUNICIPAL FUND

                                POWER OF ATTORNEY

          Ronald E. Toupin, Jr., whose signature appears below, hereby constitutes and appoints Clifford Corso, Mark Morris and Michael Jacobson, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ Ronald E. Toupin, Jr.
                                               -------------------------------
                                               Ronald E. Toupin, Jr.

Date: July 21, 2003